Ordinary shares	12 Months Ended
Sep. 30, 2024
Equity [Abstract]
Ordinary shares

16. Ordinary shares

Ordinary shares

On January 9, 2023 and June 14, 2023, the Company issued 458,276 and 541,724 ordinary shares, respectively, par value $0.0001 per share to original shareholders of Autozi Internet Technology as a part of the Reorganization (retrospectively adjusted as 45,827,600 and 54,172,400 ordinary shares, respectively, after the Share Split (see definition below)). All ordinary shares in connection with the Reorganization were issued as of June 14, 2023, of which 28,900,700 ordinary shares were redeemable ordinary shares and 71,099,300 shares were ordinary shares.

On August 10, 2023, the Company approved a 1-to-50 share split of its ordinary shares under Cayman Islands law (the “First Share Split”). On April 11, 2024, the Company approved a 1-to-2 share split of its ordinary shares under Cayman Islands law (the “Second Share Split”). As a result of the Fist Share Split and the Second Share Split, the 5,000,000,000 authorized shares with par value of $0.0001 were split to 500,000,000,000 authorized shares with par value of $0.000001. The shares and pre-share data are retrospectively adjusted to reflect the share splits for all periods presented.

On September 28 and September 29, 2023, the Company issued a total of 1,240,600 ordinary shares, par value $0.000002 per share (corresponding to 2,481,200 ordinary shares at $0.000001 per share after the Second Share Split) to three investors of Autozi Internet Technology in exchange for investment consideration amounted to RMB62.3 million (US$8.8 million). The investments were not subject to redemption and were accounted for as permanent equity as of September 30, 2023.

On August 28, 2024, the Company completed its IPO of 2,500,000 Class A ordinary shares at a public offering price of $4.00 per Class A ordinary share for aggregate proceeds of $10,000 and net proceeds of $9,029 after deducting underwriting discounts and issuance cost, beginning trading on The Nasdaq Global Market. Upon the completion of IPO, the mezzanine equity were converted into 28,900,700 ordinary shares to holders of redeemable principal interests, and re-designated 73,580,500 ordinary shares in aggregate, immediately before IPO offering, into 38,985,400 Class A ordinary shares and 34,595,100 Class B ordinary shares. As of September 30, 2024, the Company has 70,386,100 outstanding Class A ordinary shares and 34,595,100 Class B outstanding ordinary share.

In connection with IPO, the Company granted the underwriter a 45-day over-allotment option to purchase up to 375,000 additional Class A ordinary shares at the $4.00 less an amount per share equal to any dividends or distributions declared by the Company. As of issuance date of these combined and consolidated financial statements, the over-allotment option has not been exercised by the underwriter and expired.

The share subscription receivable presented the receivable for the issuance of ordinary shares of the Company and is reported as a deduction of equity and presented on a retroactive basis before the incorporation of the Company. Subscription receivable has no payment terms nor any interest receivable accrual. The amount of subscription receivable as of September 30, 2023 and 2024 were insignificant, which were all collected as of September 30, 2024.